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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2006

                           DCP MIDSTREAM PARTNERS, LP
             (Exact name of registrant as specified in its charter)

            DELAWARE                   001-32678               03-0567133
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

                           370 17th Street, Suite 2775
                             Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 633-2900


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2006, DCP Midstream Partners, LP announced its results of operations for the third quarter of 2006 pursuant to a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

EXHIBIT NUMBER   DESCRIPTION
--------------   -------------------------------------
Exhibit 99.1     Press Release dated November 8, 2006.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DCP MIDSTREAM PARTNERS, LP

                                            By:    DCP MIDSTREAM GP, LP
                                                   its General Partner

                                            By:    DCP MIDSTREAM GP, LLC
                                                   its General Partner

                                            By:    /s/ Michael S. Richards
                                                   -----------------------------
                                            Name:  Michael S. Richards
                                            Title: Vice President,
                                                   General Counsel and Secretary

November 8, 2006

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -------------------------------------
Exhibit 99.1      Press Release dated November 8, 2006.